UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
_________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 3, 2009

CT Holdings, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-26599	26-2983120
(State or Other Juris- diction of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

PO Box 60016, San Diego, California 92166

(Address of Principal Executive Offices, Zip Code)

Registrant’s telephone number, including area code: (619) 922-4000

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On September 3, 2009, the Company issued a press release announcing the change of its symbol to “CTHS”. This corporate action will take effect at the open of business 9/3/09. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

Exhibit Number	Exhibit Description

99.1	Press Release date September 3, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: September 3, 2009

By:	/s/ Valerie Vekkos
Valerie Vekkos
Chief Executive Officer

INDEX TO EXHIBITS

Exhibit Number	Exhibit Description

99.1	Press Release date September 3, 2009